                                                                      Exhibit 21


                                  Subsidiaries

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Pioneer Investment Management, Inc.                            Delaware
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Pioneer Funds Distributor, Inc.                                Massachusetts
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Pioneering Services Corporation                                Massachusetts
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Pioneer Investments Poland, Ltd.                               Poland
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Pioneer Fonds Marketing GmbH                                   Germany
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PGIA Corporation                                               Delaware
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Pioneer International Corporation                              Delaware
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Pioneer First Polish Investment Fund Joint Stock Company s.a.  Poland
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Pioneer Financial Services Ltd.                                Poland
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Pioneer Polski Dom Maklerski, S.A.                             Poland
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Pioneer Universal Pension Fund Company                         Poland
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Pioneer Management (Ireland) Limited                           Ireland
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Pioneer Omega, Inc.                                            Delaware
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Pioneer First Russia, Inc.                                     Delaware
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"Pioneer First Investment Fund"                                Russian Federation
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Closed Joint Stock Company "Pioneer Securities"                Russian Federation
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UKS Securities Limited                                         United Kingdom
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Closed Joint Stock Company "Pioneer Services"                  Russian Federation
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Closed Joint Stock Company "Pioneer First"                     Russian Federation
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Pioneer Czech Investment Company, A.S.                         Czech Republic
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Pioneer Goldfields Holdings, Inc.                              Delaware
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Pioneer Czech Financial Company, s.r.o.                        Czech Republic
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Beijing Pioneer Zhong Investment Consulting Co., Ltd.          China
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Pioneer Goldfields Limited                                     Guernsey, Channel Islands
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PGH Nebraska, Inc.                                             Delaware
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Teberebie Goldfields Limited                                   Republic of Ghana
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Pioneer Forest, Inc.                                           Delaware
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Closed Joint-Stock Company "Forest-Starma"                     Russian Federation
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Closed Joint-Stock Company "Amgun-Forest"                      Russian Federation
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Closed Joint Stock Company "Udinskoye"                         Russian Federation
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Pioneer Metals and Technology, Inc.                            Delaware
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Closed Joint-Stock Company "Pioneer Metals International"      Russian Federation
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Closed Joint-Stock Company "Tas-Yurjah Mining Company"         Russian Federation
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PIOGlobal Corporation                                          Delaware
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Pioneer Real Estate Advisors, Inc.                             Delaware
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Pioneer Investments Corporation                                Massachusetts
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PIOGlobal Insurance Company Limited                            Bermuda
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Pioneer Explorer, Inc.                                         Delaware
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Pioneer Real Estate Advisors Poland Sp.z o.o.                  Poland
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Pioneer Plans Corporation                                      Delaware
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Theta Enterprises, Inc.                                        Delaware
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Luscinia, Inc.                                                 Delaware
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Closed Joint Stock Company "Starma-Holding"                    Russian Federation
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

                                                                      Exhibit 21

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JSL Co. Dalplaz                                                Russian Federation
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Closed Joint Stock Company "Starma-Port"                       Russian Federation
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Closed Joint Stock Company "Pioneer Starma Equipment"          Russian Federation
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Pioneer Mercury Sp z.o.o.                                      Poland
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Closed Joint Stock Company "Gradient"                          Russian Federation
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AS Holdings, Inc.                                              Delaware
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Pioneer Poland US (Jersey) Limited                             Guernsey, Channel Islands
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Pioneering Management (Jersey) Limited                         Guernsey, Channel Islands
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Pioneer Global Funds Distributor, Ltd.                         Bermuda
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